SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
          (section)240-14a-12

                            Franklin Universal Trust
                (Name of Registrant as Specified In its Charter)

                            Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(3) or
    Item  22(a)(2)  of  Schedule  14A
[ ] $500  per each  party  to the  controversy pursuant to Exchange  Act
    Rule  14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:


               2) Aggregate number of securities to which transaction applies:


               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


               4)   Proposed maximum aggregate value of transaction:


               5)   Total fee paid:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary material.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:






                            FRANKLIN UNIVERSAL TRUST
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 15, 1996



TO THE SHAREHOLDERS OF
FRANKLIN UNIVERSAL TRUST:

Notice is hereby given that the Annual Meeting of Shareholders of Franklin Universal Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 10:00 a.m. Pacific time, on February 15, 1996, for the following purposes:

1. To elect a Board of Trustees of the Fund.

2. To ratify or reject the appointment by the Board of Trustees of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending August 31, 1996.

3. To consider and act upon any other business (none known as of the date of this notice) as may legally come before the meeting or any adjournment thereof.

Pursuant to the Fund's By-Laws, the Board of Trustees has fixed the close of business on November 28, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at that time will be entitled to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Trustees,



                                             DEBORAH R. GATZEK
                                             Secretary

San Mateo, California
Dated: December 14, 1995



                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN



SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.




                      This page intentionally left blank.




                            FRANKLIN UNIVERSAL TRUST
                                PROXY STATEMENT
                           777 Mariners Island Blvd.
                          San Mateo, California 94404



                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held February 15, 1996





                 SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Franklin Universal Trust (the "Fund") in connection with the annual meeting of shareholders to be held February 15, 1996 (the "Meeting"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund and Franklin Advisers, Inc., without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. It is expected that this proxy statement will be first mailed to shareholders on or about December 14, 1995.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: for the election as Trustees of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event such nominees are unable to serve; and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors for the Fund for the fiscal year ending August 31, 1996; and in the discretion of the proxyholders upon such other business not now known or determined as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.


                              VOTING OF SECURITIES

Only shareholders of record at the close of business on November 28, 1995, are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had 26,779,333.483 shares of beneficial interest outstanding, each share being entitled to one vote. To the Fund's knowledge, no person beneficially owns more than 5% of the Fund's outstanding shares.


                        PROPOSAL 1: ELECTION OF TRUSTEES

The following persons, who constitute the current Board of Trustees, have been nominated to be Trustees of the Fund, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify to serve. All of the nominees have consented to serve as Trustees. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, is required to elect the Trustees. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, are designated by an asterisk (*).

                                                                                                     SHARES
                                                                                                  BENEFICIALLY
                                                                                                   OWNED AS OF
  NAME, AGE, ADDRESS AND FIVE YEAR BUSINESS EXPERIENCE                       LENGTH OF SERVICE  OCTOBER 31, 1995

  Frank H. Abbott, III (74)                                                   Trustee since           none
  1045 Sansome St                                                               June 1988
  San Francisco, CA 94111

  Trustee

  President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)                                                       Trustee since           1,352
  General Host Corporation                                                      June 1988
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045
  Trustee

  President, Chief Executive Officer and Chairman of the Board, General Host
  Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin
  Templeton Group of Funds.

  S. Joseph Fortunato (63)                                                    Trustee since           2,348
  Park Avenue at Morris County                                                 March 1989
  P. O. Box 1945
  Morristown, NJ 07962-1945
  Trustee

  Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General
  Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)                                                    Trustee since            100
  111 New Montgomery St., #402                                                  June 1988
  San Francisco, CA 94105
  Trustee

  Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science
  Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Edward B. Jamieson (47)                                                     Trustee since            178
  777 Mariners Island Blvd.                                                  September 1993
  San Mateo, CA 94404
  President and Trustee

  Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson (62)                                                     Trustee since           1,000
  777 Mariners Island Blvd.                                                     June 1988
  San Mateo, CA 94404
  Chairman of the Board and Trustee

  President and Director, Franklin Resources, Inc.; Chairman of the Board and
  Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.;
  Director, Franklin/Templeton Investor Services, Inc. and General Host
  Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (55)                                                 Trustee since           1,000
  777 Mariners Island Blvd.                                                     June 1988
  San Mateo, CA 94404
  Senior Vice President and Trustee

  Executive Vice President and Director, Franklin Resources, Inc. and Franklin
  Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.;
  Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)                                                     Trustee since           2,083
  20833 Stevens Creek Blvd.                                                     June 1988
  Suite 102
  Cupertino, CA 95014
  Trustee

  General Partner, Peregrine Associates and Miller & LaHaye, which are General
  Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.;
  Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)                                                      Trustee since           3,000
  8212 Burning Tree Road                                                      January 1993
  Bethesda, MD 20817
  Trustee

  Chairman, White River Corporation (information services); Director, Fund
  American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI
  Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest
  Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National
  Association of Securities Dealers, Inc.


Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $2,400 per year plus $100 per meeting attended. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                                    TOTAL FEES              NUMBER OF BOARDS IN
                                                                   RECEIVED FROM          THE FRANKLIN TEMPLETON
                                         TOTAL FEES           THE FRANKLIN TEMPLETON         GROUP OF FUNDS ON
NAME                                 RECEIVED FROM FUND*         GROUP OF FUNDS**          WHICH EACH SERVES***

Frank H. Abbott, III                       $3,600                    $176,870                       31
Harris J. Ashton                            3,600                     318,125                       56
S. Joseph Fortunato                         3,600                     334,265                       58
David W. Garbellano                         3,600                     153,300                       30
Frank W.T. LaHaye                           3,500                     150,817                       26
Gordon S. Macklin                           3,600                     301,885                       53


*For the fiscal year ended August 31, 1995.

**For the calendar year ended December 31, 1994.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S.-based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of October 31, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 11,061 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

During the last fiscal year, there were twelve meetings of the Board of Trustees. All of the Trustees attended at least 75% of such meetings. Messrs. Abbott, Garbellano and LaHaye compose the audit committee of the Board of Trustees with the function of making recommendations to the full Board with respect to the selection of auditors and any other issues that may properly come before the audit committee. The audit committee did not meet during the fiscal year ended August 31, 1995. There are currently no other standing committees of the Board of Trustees.

The executive officers of the Fund other than those listed above are:

Name, Age, Address and Five Year Business Experience

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President - Financial Reporting and Accounting Standards since January 1995

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer since January 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Secretary since 1988

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since January 1995

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (68)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

Shareholders are entitled to one vote per share. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so and, in such event, the holders of the remaining shares so voting will not be able to elect any Trustees.

     PROPOSAL 2: TO RATIFY OR REJECT THE SELECTION OF INDEPENDENT AUDITORS

The Board of Trustees is requesting ratification of its designation of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending August 31, 1996. The selection of auditors was approved at a meeting of the Board of Trustees on August 15, 1995, and included the favorable vote of a majority of the trustees who are not interested persons of the Fund. Coopers & Lybrand L.L.P. has no direct or indirect material beneficial interest in the Fund or Franklin Advisers, Inc. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended August 31, 1995, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund. Coopers & Lybrand L.L.P. also will provide such services for the current fiscal year ending August 31, 1996. The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditors.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING AUGUST 31, 1996.


                           PROPOSAL 3: OTHER MATTERS

The Board of Trustees of the Fund does not intend to bring any matters before the Meeting other than proposals 1 and 2 described above and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any matters properly come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.

In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting within a reasonable period of time to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


                               OTHER INFORMATION

THE MANAGER

Franklin Advisers, Inc. ("Advisers" or "Manager"), 777 Mariners Island Blvd., San Mateo, California 94404, serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own 20% and 16%, respectively of Resources outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of the Fund's Shares, as well as the Fund's investment advisers and certain affiliated persons of those investment advisers, file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange reports of their ownership and changes in ownership of such Shares on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to the Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Fund believes that, except as noted, the requirements of Section 16 were met. The Fund notes that a Form 5 was not filed on a timely basis on behalf of Resources with respect to the Fund's previous four fiscal years to reflect the reinvestment of dividends associated with Resources' holding of the Fund's initial seed capital shares. Additionally, a Form 4 was not filed on a timely basis on behalf of Resources with respect to a purchase of 340,000 Fund shares made on January 9, 1991. Resources has not purchased or sold any additional shares since this transaction.

SHAREHOLDER PROPOSALS

The Fund anticipates that its next Annual Meeting will be held in February, 1997. Any shareholder intending to present any proposal for consideration at the Fund's next Annual Meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of December 14, 1996.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended August 31, 1995, has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN.

                                               Respectfully Submitted,



                                               DEBORAH R. GATZEK
                                               Secretary

Dated: December 14, 1995
San Mateo, California



SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.


FRANKLIN UNIVERSAL TRUST                                               PROXY

             ANNUAL MEETING OF SHAREHOLDERS - February 15, 1996

The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 10:00 a.m. Pacific time on the 15th day of February, 1996, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

1. Election of Trustees

FOR all nominees listed below (except as marked to the contrary below)

WITHHOLD AUTHORITY (to vote for all nominees listed below)

NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato,
David W. Garbellano, Edward B. Jamieson, Charles B. Johnson,
Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin

                                                      FOR    AGAINST  ABSTAIN

2. Ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending August 31, 1996.

                                                      GRANT    WITHHOLD

3. To vote upon any other business which may legally come before the meeting.


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of proposals 1 (including all nominees for trustees) and 2. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.


Dated_______________________

----------------------------
Signature


----------------------------
Signature


Note: please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.